Thrivent Mutual Funds

Supplement to Prospectus dated February 28, 2009

with respect to

Thrivent Moderately Conservative Allocation Fund, Institutional Class Shares

The second paragraph of the “Principal Strategies” section on page 14 of the prospectus is deleted in its entirety and replaced with the following:

The Fund will pursue its asset allocation strategy by investing in a combination of Thrivent mutual funds (the “Underlying Funds”) and other financial instruments (the “direct investments”).

The “Principal Risks” section on pages 14 through 16 of the prospectus is revised to reflect the fact that the Fund not only invests in Underlying Funds but also direct investments. In addition, the second paragraph of the “Underlying Fund Risk” factor is deleted in its entirety and replaced with the following:

As a shareholder of the Fund, you will bear your share of the Fund’s operating expenses as well as the Fund’s share of the Underlying Funds’ operating expenses. Consequently, an investment in the Fund would result in higher aggregate operating costs than investing directly in the Underlying Funds.

Effective June 1, 2009, the “Fees and Expenses” table and its introductory paragraph on page 17 of the prospectus are deleted in their entirety and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Because the Fund invests, in part, in Underlying Funds, there are two layers of fees and expenses associated with an investment in the Fund that you will bear: (1) the fees and expenses directly incurred by the Fund itself, and (2) the fees and expenses associated with the Fund’s investments in the Underlying Funds. The table also reflects a 20% allocation to direct investments, although the actual allocation may vary over time.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Fund assets)
Management Fees[1]	0.24%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund (Underlying Fund) Fees and Expenses	0.40%
Total Annual Fund Operating Expenses[2]	0.71%

[1]

Management Fees are calculated by multiplying the applicable advisory fee on direct investments (0.45%) by the percentage of assets allocated to direct investments (20%) and adding such amount to the applicable advisory fee on all assets (0.14%), which includes both direct investments and Underlying Funds.

[2]

The Adviser has contractually agreed, through at least May 15, 2011, to waive certain fees and/or reimburse certain expenses associated with the Institutional Class shares of the Thrivent Moderately Conservative Allocation Fund in order to limit Total Annual Fund Operating Expenses to an annual rate of 0.72% of the average daily net asset of the Institutional Class shares.

In addition, the expense “Example” table on page 17 of the prospectus is deleted in its entirety and replaced with the following:

1 Year	3 Years	5 Years	10 Years

$73	$227	$395	$883

The date of this Supplement is May 29, 2009

Please include this Supplement with your Prospectus

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